UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 19, 2023(January 12, 2023)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Clearday, Inc. (“Clearday” or the “Company”) entered into a loan agreement with an institutional lender to obtain gross proceeds of approximately $680,400.

Financing

On January 13, 2023 (“Closing Date”), the Company closed a loan with an institutional lender (“Lender”) under the terms of a Securities Purchase Agreement (the “Securities Purchase Agreement), dated as of January 12, 2023, and issued an unsecured promissory note in the principal amount of $756,000, which included original issue discount of $75,600 (the “Note”) to the Lender. The Note provided proceeds to us in the amount of $680,400 before fees and expenses. We paid $68,040 in placement fees in connection with the sale of the Note and $12,000 of legal fees and expenses of the Lender. After payment of such fees and closing costs, the sale of the Note resulted in approximately $600,360 in net proceeds to the Company. The Note was issued in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(a)(2) thereof. The net proceeds were used to repay the obligations of a mortgage on a land asset held by Clearday’s subsidiary SRP Artesia, LLC (“Artesia”) of approximately $213,000 and the remaining amount was used for general working purposes.

The obligations under the Note incur interest equal to 12% per annum, subject to increase to the lesser of 16% per annum or the maximum amount permitted by law upon an Event of Default as defined by the Note. The Note’s maturity date is January 26, 2024. Interest and principal are payable from and after April 12, 2023, subject to a five business day grace period, in equal monthly payments of $75,600 plus accrued and unpaid interest, subject to our right to extend any or each of the first three such payments for 30 days upon payment of a fee equal to 10% of the amount due on such payment date. We may prepay the obligations under the Note upon notice of seven trading days without payment or penalties or fees other than a $750 administrative fee.

On the Closing Date, we paid the Lender a commitment fee (“Commitment Fee”) of 83,160 shares of our common stock (“Commitment Shares”) that are earned in full on the Closing Date and are restricted securities under the Securities Act. On the Closing Date, we also issued two warrants to the Lender. One warrant (the “Note Warrant”) may be exercised for 1,134,000 shares of our common stock from and after an Event of Default under the Note at a price per share of $0.75. The other warrant (the “Other Warrant”) a warrant may be exercised for 851,000 shares of our common stock from and after February 14, 2023 at a price per share of $0.75. Each of the Note Warrant and the Other Warrant provide for customary “cashless” exercise of such warrant and adjustments to the exercise price and shares underlying each warrant, including adjustment in the event of an issuance of common stock or deemed issuance of common stock at a price that is lower than the then exercise price on a “full rachet” basis.

The Note ranks as our senior unsecured debt. No security interests were granted by the Company to the Lender. Artesia has also absolutely and unconditionally guaranteed to Lender and its successors and assigns the payment of the entire principal balance of the Loan, all accrued interest thereon, all penalties therein, and all costs and expenses incurred by Lender, including without limitation, the costs and expenses of Lender’s outside counsel, in connection with the enforcement of Clearday’s obligations under the Note, as and when the same shall be due and payable under the terms and conditions of that certain guaranty (the “Guaranty”) dated as of January 12, 2023. Such guarantee is secured by all assets of Artesia and the proceeds therefrom, including the land asset located at 6465 7 Rivers Highway, Artesia, NM. Artesia has agreed to record a mortgage with respect to such property in form mutually determined by Lender and Artesia.

The Lender has certain rights that may be exercised only upon an Event of Default (as defined by the Note). The Lender also has the right to convert the obligations under the Note, from and after an Event of Default, at a price per share equal to $0.50. Each of the exercise price of each warrant and the conversion price of the Note are subject to adjustment in the event we issue shares of common stock or equivalents at a price per share that is lower than the then exercise or conversion price.

We have agreed to reserve shares of our common stock for issuance to the Lender upon any conversion of the Note, which may be converted only after an Event of Default. The number of shares reserved is the greater of (i) 3,024,000 or (ii) the number of shares that may be issued upon a conversion of the Note. We have also agreed to reserve shares of common stock that may be issued upon each warrant equal to two times the number of shares of common stock that may be issued upon full exercise of each warrant.

We agreed to register under the Securities Act the Commitment Shares and the shares of common stock underlying the Note Warrant, Other Warrant and the Note under the terms of a Registration Rights Agreement within 180 days after the funding date, if the Note has not been repaid prior to such date. We have also provided under the Securities Purchase Agreement that we will provides for such registration of such shares of our common stock in any other registration statement that we may file under the Securities Act, subject to certain customary exceptions.

We have provided the Lender with a right of first refusal with respect to any bona fide offer of any financing that we intend to pursue that may be exercised by the Lender within five trading days after we provide a notice of such proposed financing. If the Lender does not exercise its right of first refusal, then we may close such financing within 30 days. The Lender’s right of first refusal is not applicable to any of the following: (1) a bona fide offer of capital or financing from a nationally recognized broker dealer that is retained by Borrower and acceptable to the Holder, which acceptance will not be unreasonably delayed, withheld or conditioned (“Investment Banker”), or any person or party that is introduced to the Company by the Investment Banker in its capacity as a placement agent, (ii) a bona fide offer of capital or financing from a person or party if such capital or financing is used by the Company for the acquisition or refinance of real property so long as (a) any security interest granted to such person or party is solely limited to the real property being acquired or refinanced and (b) such person or party shall have no rights at any time in such transaction or any related transaction to acquire Common Stock or Common Stock Equivalents of the Company (each a “Real Property Transaction”), as well as (iii) a bona fide offer of capital or financing from a person or party if such person or party is solely purchasing the Company’s accounts receivable(s) or sharing of the Company’s revenues, in each case so long as such person or party shall have no rights at any time to acquire Common Stock or Common Stock Equivalents of the Company (each a “Factoring Transaction”).

The Note is subject to repayment from the use the proceeds of certain transactions. If, prior to the full repayment or satisfaction of the Note’s obligations, we receive cash proceeds of more than $2,000,000.00 (the “Minimum Threshold”) in the aggregate, from the sale of assets or issuance of our securities, including pursuant to an Equity Line of Credit (as defined in this Note), then the Lender may require us to apply up to 50% of such proceeds after the Minimum Threshold to repay all or any portion of the outstanding obligation under the Note; provided that such repayment obligation is not applicable to Real Property Transactions (as defined by the Note as noted above), the sale of assets to customers of the Company in the ordinary course of business, the sale of interests in real estate, or any Small Business Administration Economic Injury Disaster Loan. In addition to the foregoing, the proceeds of revenues arising from revenues in our Florida residential care facility to accommodate residents taking respite or refuge from Hurricane Ian will be used to repay the Note, in part.

The Lender has “most favored nations” status. While the Note’s obligations are outstanding, we will provide the Lender with any terms under any other public or private offering of our securities (including securities convertible into shares of our common stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor than the rights and benefits established in favor of the Lender, in each case, other than with respect to any Real Property Transaction (as defined in the Note), Factoring Transaction (as defined in the Note), or Buyout Transaction (as defined in the Note, generally to be when we use the proceeds to repay the Note’s obligations).

The Note and the Securities Purchase Agreement each has customary representations, warranties and covenants, including, without limitation, our indemnification of the Lender a judgement that is unvacated, unbonded or unstayed for a period of twenty (20) days, other than certain specified matters. Each of the Note Warrant, the Other Warrant, the Registration Rights Agreement and the Guaranty has customary representations, warranties and covenants, and additional terms provided in such agreement or document.

The foregoing descriptions of our obligations under the Securities Purchase Agreement, Note, the Note Warrant, the Other Warrant, the Registration Rights Agreement and the Guarantee are not complete and are qualified in their entirety by reference to the full text of each such document, which is filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Report and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1	Securities Purchase Agreement dated as of January 12, 2023 by and between the Company and Mast Hill Fund, L.P.*
10.2	Promissory Note dated January 12, 2023 issued by the Company to Mast Hill Fund, L.P. in the initial principal amount of $600,000.
10.3	Common Stock Purchase Warrant dated January 12, 2023 for 1,134,000 shares of common stock issued to Mast Hill Fund, L.P.
10.4	Common Stock Purchase Warrant dated January 12, 2023 for 851,000 shares of common stock issued to Mast Hill Fund, L.P.
10.5	Registration Rights Agreement dated as of January 12, 2023 by and between the Company and Mast Hill Fund, L.P.
10.6	Guaranty dated as of January 12, 2023 by SRP Artesia, LLC*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer

Dated January 19, 2023